SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) November 3, 1997


                            GENERAL ELECTRIC COMPANY
             (Exact name of registrant as specified in its charter)



    NEW YORK                          1-35                       14-0689340
 (State or other                   (Commission                  (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


 3135 EASTON TURNPIKE, FAIRFIELD, CONNECTICUT                       06431
   (Address of principal executive offices)                       (Zip Code


        Registrant's telephone number, including area code (203) 373-2211



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ITEM 5.  OTHER EVENTS

         On November 3, 1997, the registrant and Lockheed Martin Corporation announced a definitive agreement under which Lockheed Martin will exchange the stock of a newly formed subsidiary comprising operating businesses, an equity interest and cash for all of the Lockheed Martin Series A preferred stock held by GE and its subsidiaries. A copy of the announcement is filed herewith as Exhibit 99 and is incorporated herein by reference and the foregoing description is qualified by the text of such Exhibit.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         EXHIBITS:

         (99) Press release, dated November 3, 1997, issued by General Electric Company and Lockheed Martin Corporation.



                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       GENERAL ELECTRIC COMPANY




                                       By Philip D. Ameen
                                          Vice President and Comptroller

Date:  November 6, 1997

                                  EXHIBIT INDEX





         (99) Press release, dated November 3, 1997, issued by General Electric Company and Lockheed Martin Corporation.